Exhibit 10.43




THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS, AND MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                            NUWAVE TECHNOLOGIES, INC.

                                                                   March 3, 1998

            Warrant to Purchase up to 400,000 Shares of Common Stock

NUWAVE Technologies, Inc., a Delaware corporation (the "Company"), hereby acknowledges that Janssen/Meyers Associates, L.P. ("Janssen/Meyers") is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period up to 400,000 fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), as the same may be adjusted pursuant to Section 5 herein, at the Exercise Price (hereinafter defined), as the same may be adjusted pursuant to Section 5 herein.

Section 1.        Definitions.

         "Bid Price" shall mean the closing bid price of the Common Stock on the Principal Market.

         "Date of Exercise" shall mean the date on which an original Exercise Form and the original Warrant, together with the full Exercise Price for each share of Common Stock as to which the Warrant is exercised, if applicable, are actually received by the Company.

         "Exercise Form" shall mean either the Cash Exercise Form or the Net Exercise Form.

         "Exercise Period" shall mean the period beginning on September 3, 1999, and ending on March 3, 2003.

         "Exercise Price" shall mean $4.00 per share of Common Stock, subject to adjustments in accordance with Section 5 herein.

         "Outstanding" shall mean, at any date as of which the number of Common Stock is to be determined, all issued and outstanding Common Stock, and shall include all Common Stock issuable in respect of outstanding scrip or any certificates representing fractional interests in Common Stock; provided, however, that "Outstanding" shall not mean any Common Stock then directly or indirectly owned or held by or for the account of the Company.

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         "Per Share  Warrant  Value" shall mean the  difference  resulting  from subtracting the Exercise Price from the Bid Price of one share of Common Stock on the Trading Day next preceding the Date of Exercise.

         "Public Offering" shall mean an underwritten public offering of securities pursuant to an effective registration statement under the Securities Act.

         "Principal Market" shall mean the Nasdaq SmallCap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

         "SEC Documents" shall mean the Company's latest Form 10-K as of the time in question, all Forms 10-Q and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question.

         "Securities Act" shall mean the U.S. Securities Act of 1933, as amended.

         "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

         "Warrant Holder(s)" shall mean Janssen/Meyers and/or any assignee or transferee of all or any portion of this Warrant.

         "Warrant Shares" shall mean all shares of Common Stock issued or issuable pursuant to the exercise of this Warrant.

Section 2.        Exercise.

          (a) Cash Exercise. This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time during the Exercise Period by delivery to the Company at its principal executive offices at the address set forth in Section 13 of (i) this Warrant; (ii) the form of exercise attached hereto as Exhibit A (the "Cash Exercise Form") duly executed by the Warrant Holder, and (iii) the full Exercise Price for each share of Common Stock as to which this Warrant is exercised. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Warrant Shares within ten (10) Trading Days.

          (b) Net Exercise. This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time during the Exercise Period by delivery to the Company at its principal executive offices at the address set forth in Section 13 of (i) this Warrant; and (ii) the form of exercise attached hereto as Exhibit B (the "Net Exercise Form") duly executed by the Warrant Holder, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Warrant Holder shall surrender this Warrant for that number of shares of

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Common Stock  determined  by (i)  multiplying  the number of Warrant  Shares for which this Warrant is being exercised by the Per Share Warrant Value and (ii) dividing the product by the Bid Price of one share of Common Stock on the Trading Day next preceding the Date of Exercise. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Warrant Shares within ten (10) Trading Days.

Section 3.        Delivery of Stock Certificates.

         (a) Delivery. Subject to the terms and conditions of this Warrant, as soon as practicable after the Date of Exercise of this Warrant in full or in part, and in any event within ten (10) Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Warrant Shares to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof.

         (b) Fractional Shares. This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall receive in cash an amount equal to the Bid Price of such fractional share within ten (10) Trading Days.

Section 4.        Covenants of the Company.

         (a) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market. Further, the Company shall use its best efforts to effect the listing of the Warrant Shares on the Principal Market as soon as practicable but prior to the Date of Exercise.

          (b) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

          (c) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant. The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

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Section 5.        Adjustment of the Exercise Price.

         The Exercise Price and, accordingly, the number of Warrant Shares issuable upon exercise of the Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

         (a) Reclassification, Consolidation, Merger or Mandatory Share Exchange. If the Company, at any time while this Warrant is unexpired and not exercised in full (i) reclassifies or changes its Outstanding Common Stock (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of Outstanding Common Stock issuable upon exercise of the Warrant) or (ii) consolidates, merges or effects a mandatory share exchange with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change in its Outstanding Common Stock, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of Outstanding Common Stock issuable upon exercise of the Warrant), then in any such event, the Company, or such successor corporation, as the case may be, shall, without payment of any additional consideration therefore, amend this Warrant or issue a new Warrant providing that the Warrant Holder shall have rights not less favorable to the Warrant Holder than those then applicable to this Warrant and providing the right to receive upon exercise of such amended or new Warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of the Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger or mandatory share exchange, by the holder of one share of Common Stock issuable upon exercise of the Warrant had the Warrant been exercised immediately prior to such reclassification, change, consolidation, merger or mandatory share exchange. Such amended or new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subsection (a) shall similarly apply to successive reclassifications, changes, consolidations, mergers and mandatory share exchanges.

         (b) Subdivision or Combination of Shares. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall subdivide its Common Stock, the Exercise Price shall be proportionately reduced as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as of such record date, whichever is earlier. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall combine its Common Stock, the Exercise Price shall be proportionately increased as of the effective date of such combination, or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as of such record date, whichever is earlier.

         (c) Stock Dividends. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall pay a dividend on its Common Stock in shares of Common Stock, or shall make any other distribution of its Common Stock, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as of the

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date of such divided or other distribution),  to that price determined by multiplying the Exercise Price in effect immediately prior to such dividend or other distribution by a fraction:

            (1) the numerator of which shall be the total number of shares of its Outstanding Common Stock immediately prior to such dividend or distribution, and

            (2) the denominator of which shall be the total number of shares of its Outstanding Common Stock immediately after such dividend or distribution.

The provisions of this subsection (c) shall not apply under any of the circumstances for which an adjustment is provided in subsection (a) or (b).

         (d) Adjustment of Number of Shares. Upon each adjustment of the Exercise Price pursuant to any provisions of this Section 5, the number of Warrant Shares issuable hereunder at the option of the Warrant Holder shall be calculated, to the nearest one hundredth of a whole share, by multiplying the number of Warrant Shares issuable prior to an adjustment by a fraction

            (1) the numerator of which shall be the Exercise Price before any adjustment pursuant to this Section 5; and

            (2) the denominator of which shall be the Exercise Price after such adjustment.

         (e) No Adjustments. No adjustments to the Exercise Price shall be made whatsoever as a result of (i) warrants and stock options granted or reserved for issuance to employees, consultants and directors as described in the SEC Documents on file with the SEC as of the date of this Warrant, (ii) securities issued pursuant to an Employee Stock Purchase Plan qualified under Section 423 of the Internal Revenue Code, (iii) the Warrant or (iv) any Common Stock issuable upon conversion or exercise of any of the foregoing.

         (f) Notice of Adjustments. Whenever the Exercise Price or number of Warrant Shares shall be adjusted pursuant to Section 5 hereof, the Company shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the Warrant Holder.

Section 6.        No Impairment.

         The Company will not, by amendment of its Articles of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the

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foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

Section 7.        Registration Rights.

         (a) Demand Registration Rights. The Company covenants and agrees with the Warrant Holder(s) that, after September 3, 1999, within 60 days after receipt of a written request from Warrant Holder(s) of more than 50% in interest of the aggregate number of Warrant Shares issuable under the Warrant that such holder(s) desire and intend to transfer more than 50% in interest of the aggregate number of Warrant Shares, the Company shall file a registration statement (or a post-effective amendment thereto, if appropriate) and use its best efforts to cause such registration statement or post-effective amendment to become effective under the Securities Act with respect to the resale of the Warrant Shares by the Warrant Holder(s), provided, that the Company shall have no obligation to comply with the foregoing provisions if, in the opinion of counsel to the Company reasonably acceptable to the Warrant Holder(s) from whom such written request has been received, registration under the Securities Act (as well as any other applicable statute) is not required for the transfer of the Warrant Shares in the manner proposed by such person or persons or that a post-effective amendment to a existing registration statement would be legally sufficient for such transfer (in which latter event the Company shall promptly file such post-effective amendment and use its best efforts to cause such amendment to become effective under the Securities Act).

         The provisions of this Section 7(a) shall be subject to the following conditions, qualifications and limitations, among others:

            (1) The Company shall not be obligated to file a registration statement or post-effective amendment pursuant to this Section 7(a) which, under the Securities Act and the then effective rules, regulations, forms and releases of the SEC thereunder, would be required to contain audited financial statements as of a date other than the end of a fiscal year of the Company and the related fiscal periods then ended unless the Warrant Holder(s) requesting registration undertake to pay (or reimburse) the incremental expenses incurred by the Company in preparing such audited financial statements for inclusion.

            (2) The Company may defer the filing of a registration statement or post-effective amendment for up to 90 days after the request for registration is made if the Board of Directors of the Company determines in good faith that such registration or post-effective amendment would adversely affect or otherwise interfere with a proposed or pending transaction by the Company, including without limitation, a material financing or a corporate reorganization, or during any period of time in which the Company is in possession of material inside information concerning the Company or its securities, which information the Company determines in good faith is not ripe for disclosure.

            (3) The Company may defer the filing of a registration statement for up to 180 days after the request for registration is made if the Company is not then eligible to effect a

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registration  on Form S-3 under the  Securities  Act or any  successor  form, or similar short-form registration.

            (4) If a demand registration pursuant to this Section 7(a) ("Demand Registration") involves a Public Offering and the managing underwriter(s) shall advise the Company that, in its view, marketing factors require a limitation of the number of shares of Common Stock to be underwritten in such Demand Registration, then the Company shall register the Common Stock in such Demand Registration in the following order: (i) first, the Warrant Shares requested to be included in such Demand Registration by the Warrant Holder(s), (ii) second, the Common Stock requested to be included in such Demand Registration by holders of Common Stock other than the Warrant Holder(s) (the "Electing Holders") and
(iii) any Common Stock  proposed to be registered by the Company;  provided that
(y) if all the Common Stock requested to be included in such Demand Registration by members of any group set forth above are not to be included, selection of Common Stock to be included from within such group shall be made pro rata based on the number of Common Stock that each member of such group shall have requested to be included therein, and (z) if any Warrant Holder has requested inclusion in such Demand Registration and if at least 50% of the Warrant Shares requested to be included by such Warrant Holder are not so included, the Company shall, within 180 days after such Warrant Holder's request for inclusion in such Demand Registration, file another registration statement (or a post-effective amendment thereto, if appropriate) and use its best efforts to cause such registration statement or post-effective amendment to become effective under the Securities Act with respect to the resale of the remaining Warrant Shares by such Warrant Holder.

         (b) Incidental Registration Rights. In the event the Company proposes to file a registration statement under the Securities Act with respect to its Common Stock (other than a registration (i) on Form S-8 or S-4 or any successor or similar forms or (ii) relating to Common Stock issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company), the Company shall give written notice of such proposed filing at least concurrently with the initial filing date of such registration statement to the Warrant Holder(s), which notice shall set forth the Warrant Holder(s)' rights under this Section 7(b) and shall offer the Warrant Holder(s) the opportunity to include in such registration statement such amount of Warrant Shares as the Warrant Holder(s) shall request (an "Incidental Registration"). Upon the written request of the Warrant Holder(s), which must be made within 15 Trading Days after the receipt of notice from the Company (which request shall specify the amount of Warrant Shares intended to be disposed of by the Warrant Holder(s)), the Company will use its best efforts to effect the registration under the Securities Act of all such Warrant Shares which the Company has been so requested to register by the Warrant Holder(s) (the "Piggy-back Shares") to the extent required to permit the disposition of such Piggy-back Shares to be so registered; provided that (y) if such Incidental Registration involves a Public Offering, the Warrant Holder(s) requesting an Incidental Registration must sell its Piggy-back Shares to the underwriters on the same terms and conditions as applicable to the Company and other selling shareholders and (z) if, at any time after giving written notice of its intention to register any Common Stock pursuant to this Section 7(b) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Common Stock, the Company shall give written notice thereof to the Warrant Holder(s) and, thereupon,

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shall be  relieved  of its  obligation  to  register  the  Piggy-back  Shares in connection with such registration.

         If a registration under this Section 7(b) involves a Public Offering and the managing underwriter(s) shall advise the Company that, in its view, marketing factors require a limitation of the number of shares of Common Stock to be underwritten in such registration, then the Company shall register the Common Stock in such registration in the following order: (i) if such registration is a primary registration on behalf of the Company, the Company shall register in such registration (a) first, the shares of Common Stock that the Company proposes to sell, and (b) second, the Piggy-back Shares held by the Warrant Holder(s) and the shares of Common Stock held by each Electing Holder, on a pro rata basis, based upon the number of shares such holders, respectively, originally sought to include in such registration; and (ii) if such registration was initiated solely as a secondary registration on behalf of a holder of securities of the Company (each a "Secondary Holder"), the Company shall register in such registration (a) first, the number of shares of Common Stock sought to be included in such registration by such Secondary Holders, on a pro rata basis, based upon the number of shares such Secondary Holders, respectively, originally sought to include in such registration, (b) second, the shares of Common Stock, if any, that the Company seeks to include in such registration and (c) third, the Piggy-back Shares held by the Warrant Holder(s) and the shares of Common Stock held by each Electing Holder, on a pro rata basis, based upon the number of shares such holders, respectively, originally sought to include in such registration. Notwithstanding the foregoing, if any Warrant Holder has requested inclusion in such Incidental Registration and if at least 50% of the Piggy-back Shares requested to be included by such Warrant Holder are not so included, the Company shall, within 180 days after such Warrant Holder's request for inclusion in such Incidental Registration, file another registration statement (or a post-effective amendment thereto, if appropriate) and use its best efforts to cause such registration statement or post-effective amendment to become effective under the Securities Act with respect to the resale of the remaining Piggy-back Shares by such Warrant Holder.

         (c) Other Conditions to Registration. The Company shall not be required
(i) to maintain the effectiveness of a registration statement or post-effective amendment beyond the earlier to occur of 270 days after the effective date of the registration statement or post-effective amendment or the date on which all of the Warrant Shares have been sold (the "Termination Date"), provided, that if at the Termination Date the Warrant Shares are covered by a registration statement which also covers other securities and which is required to remain in effect beyond the Termination Date, the Company shall maintain in effect such registration statement as it relates to the Warrant Shares for so long as such registration statement (or any substitute registration statement) remains or is required to remain in effect for any of such other securities, or (ii) to comply with more than one request for registration pursuant to Section 7(a) or (iii) to honor any request to register the Warrant Shares pursuant to Section 7(a) or 7(b) received before September 3, 1999 or after March 3, 2003.

         (d) Registration Expenses. The Company shall pay all registration expenses incurred in connection with the registration of the Warrant Shares pursuant to this Section 7 ("Registration Expenses"). Notwithstanding anything to the contrary contained herein, Registration Expenses shall not include (i) underwriting fees, discounts, transfer taxes or commissions, if any,

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attributable  to the sale of the Warrant  Shares,  which shall be payable by the
Warrant Holder(s) pro rata on the basis of the number of Warrant Shares of each Warrant Holder that are included in a registration pursuant to Section 7(a) or 7(b), and (ii) the incremental expenses incurred by the Company as described in
Section 7(a)(1).

         (e) State Securities Laws. In connection with the registration of the Warrant Shares in accordance with Section 7(a) or 7(b) above, the Company agrees to use its best efforts to register or qualify the Warrant Shares for resale under the state securities or Blue Sky laws of such states which the Warrant Holder(s) of such Warrant Shares shall designate, until the dates specified in
Section 7(c) above in connection with registration under the Securities Act, provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not otherwise qualified or planning to so qualify or to take any action which would subject it to general service of process in any jurisdiction where it is not otherwise so subject or to register or obtain a license as a broker or dealer in securities in any jurisdiction where it is not otherwise so registered or licensed.

         (f) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Warrant Holder, its partners, affiliates, officers, directors, employees and duly authorized agents, and each person or entity, if any, who controls the Warrant Holder within the meaning of the Securities Act, together with the partners, affiliates, officers, directors, employees and duly authorized agents of such controlling Person or entity (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) (collectively, "Damages"), and any action or proceeding in respect thereof to which the Warrant Holder, its partners, affiliates, officers, directors, employees and duly authorized agents, and any such Controlling Person may become subject under the Securities Act or otherwise as incurred and, insofar as such Damages (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Warrant Shares or any preliminary prospectus, or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by the Warrant Holder expressly for use therein. Notwithstanding the foregoing, the Company shall not be liable to the Warrant Holder, its partners, affiliates, officers, directors, employees and duly authorized agents, and any such Controlling Person, to the extent that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) the Warrant Holder failed to send or deliver a copy of the final prospectus delivered by the Company to the Warrant Holder with or prior to the delivery of written confirmation of the sale by the Warrant Holder to the person asserting the claim from which such Damages arise, and (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission.

         (g) Indemnification by the Warrant Holder. The Warrant Holder agrees to indemnify and hold harmless the Company, its partners, affiliates, officers, directors, employees and duly authorized agents, and each person or entity, if any, who controls the Company within the meaning of the Securities Act, together with the partners, affiliates, officers, directors, employees and duly authorized agents of such controlling Person or entity (collectively, the "Company Controlling Persons"), from and against any and all Damages, and any action or proceeding in respect thereof to which the Company, its partners, affiliates, officers, directors, employees and duly authorized agents, and any such Company Controlling Person may become subject under the Securities Act or otherwise as incurred and, insofar as such Damages (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Warrant Holders or any preliminary prospectus, or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in said registration statement, said prospectus or said preliminary prospectus, in reliance upon and in conformity with the information furnished in writing to the Company by the Warrant Holder expressly for use therein.

         (h) Conduct of Indemnification Proceedings. Promptly after receipt by any person or entity in respect of which indemnity may be sought pursuant to subsection (f) or (g) above (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person or entity against whom such indemnity may be sought (the "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; in the event an Indemnified Party shall fail to give such notice as provided in this subsection (h) and the Indemnifying Party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, the indemnification provided for in subsection (f) or (g) shall be reduced to the extent of any actual prejudice resulting from such failure to so notify the Indemnifying
Party; provided, that the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party otherwise than under subsection (f) or (g). If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of the Indemnifying Party and the Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

         (i) Contribution. If the indemnification provided for in subsection (f) or (g) is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages as between the Company on the one hand and the Warrant Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Warrant Holder in connection with such statements or omissions, as well as other equitable considerations. The relative fault of the Company on the one hand and of the Warrant Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Warrant Holder agree that it would not be just and equitable if contribution pursuant to this subsection (i) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 8.        Rights as a Stockholder.

         Prior to the exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

Section 9.        Replacement of Warrant.

         Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

Section 10.       Choice of Law.

         This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York, without giving effect to provisions regarding conflicts of law or choice of law.

Section 11.       Entire Agreement; Amendments.

         This Warrant contains the entire understanding of the parties with respect to the matters covered hereby. No provision of this Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

Section 12.       Restricted Securities.

         (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon the provisions of Section 4(2) promulgated by the SEC under the Securities Act. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

         (b) Legends.

            (1) This Warrant and any new or amended Warrants issued pursuant hereto shall bear the following legend:

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS, AND MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

            (2) Any Warrant Shares issued upon exercise of the Warrant shall bear the following legend:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS, AND MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         (c) No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 12(b) has been or shall be placed on any new or amended Warrants or any share certificates representing the Common Stock and no instructions or "stop transfer orders," so called "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Section 12.

         (d) Assignment. Assuming the conditions of Section 12(a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to the Company, substantially in the form of the Assignment attached hereto as Exhibit C, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) Trading Days, and shall deliver to the assignee(s) designated by the Warrant Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares.

         (e) Warrant Holder's Compliance. Nothing in this Section 12 shall affect in any way the Warrant Holder's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

Section 13.       Notices.

         Any notice or other communication required or permitted under this Warrant shall be in writing and shall be deemed given (a) when it is personally delivered; (b) immediately upon transmission if it is transmitted by facsimile, telex, or telegram; (c) three days after it is sent by a nationally recognized overnight courier service, or (d) seven days after it is sent by United States mail with postage prepaid; to the following addresses (or to such other addresses as each party may designate in writing to the other parties) (in the event that any notice or communication is made on a day that is not a business day in New York or New Jersey, such notice or communication shall be deemed to have been given on the next succeeding business day):

   If to NUWAVE Technologies, Inc.:            Jeremiah O'Brien
                                               Chief Financial Officer
                                               One Passaic Avenue
                                               Fairfield, New Jersey 07004
                                               Telephone (973) 882-8810 ext. 212
                                               Facsimile (973) 882-8812
   with a copy to:                             Fredric Klink, Esq.
   (shall not constitute notice)               Dechert, Price & Rhoads
                                               30 Rockefeller Plaza, 23rd Floor
                                               New York, New York 10112
                                               Telephone (212) 698-3537
                                               Facsimile (212) 698-3599

   If to Janssen/Meyers:                       Bruce Meyers
                                               Partner
                                               Janssen/Meyers Associates, L.P.
                                               17 State Street
                                               New York, New York 10004
                                               Telephone (212) 742-4200
                                               Facsimile (212) 742-4222

    with a copy to:                            Stanley R. Goldstein, Esq.
   (shall not constitute notice)               Goldstein & Digioia, LLP
                                               369 Lexington Avenue
                                               New York, New York 10017
                                               Telephone (212) 599-3322
                                               Facsimile (212) 557-0295

Either party hereto may from time to time change its address or facsimile number for notices under this Section 13 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

Section 14.       Miscellaneous.

         The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         IN WITNESS WHEREOF, this Warrant was duly executed on the date first written above.

                                       NUWAVE Technologies, Inc.


                                       By: /s/ Gerald Zarin
                                           ------------------------------------
                                           Gerald Zarin
                                           Chairman and Chief Executive Officer


                                       Attested


                                       By: /s/ Jeremiah F. O'Brien
                                           -------------------------------------
                                           Jeremiah F. O'Brien
                                           Secretary and Chief Financial Officer

                            EXHIBIT A TO THE WARRANT

                            NUWAVE Technologies, Inc.

                                  CASH EXERCISE

         The undersigned hereby irrevocably exercises the right to purchase __________________ shares of Common Stock of NUWAVE Technologies, Inc., a Delaware corporation, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of [wire transfer, cash or check in the amount of $___], [_____ Warrant Shares which represent the amount of Warrant Shares as provided in the attached Warrant to be canceled in connection with such exercise], all in accordance with the conditions and provisions of said Warrant.

         The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued pursuant to this Warrant in the name of the registered Holder and delivered to the undersigned at the address set forth below.


Dated:_______________________________________

---------------------------------------------
Signature of Registered Holder
---------------------------------------------
Name of Registered Holder (Print)
---------------------------------------------



---------------------------------------------
Address of Registered Holder (Print)

                            EXHIBIT B TO THE WARRANT

                            NUWAVE Technologies, Inc.

                                  NET EXERCISE

         The undersigned hereby irrevocably exercises the right to exchange the attached Warrant for a number of shares of Common Stock of NUWAVE Technologies, Inc., a Delaware corporation, as determined by multiplying the number of Warrant Shares for which the Warrant is being exercised by the Per Share Warrant Value and dividing the product by the Bid Price of one share of Common Stock on the Trading Day next preceding the Date of Exercise as set forth below:

     No. of Shares for which this Warrant is exercised:

     Per Share Warrant Value                               $

     Bid Price (as of preceding Trading Day)               $

     No. of Shares to be sent to Warrant Holder

         The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued pursuant to this Warrant in the name of the registered Holder and delivered to the undersigned at the address set forth below.

Dated:_______________________________________

---------------------------------------------
Signature of Registered Holder
---------------------------------------------
Name of Registered Holder (Print)
---------------------------------------------



---------------------------------------------
Address of Registered Holder (Print)

                            EXHIBIT C TO THE WARRANT

                            NUWAVE Technologies, Inc.

                                   ASSIGNMENT

         (To be executed by the registered Warrant Holder desiring to transfer the Warrant) FOR VALUED RECEIVED, the undersigned Warrant Holder of the attached Warrant hereby sells, assigns and transfers unto the persons below named the right to purchase ______________ shares of the Common Stock of NUWAVE TECHNOLOGIES, INC. evidenced by the attached Warrant.

Name(s) of Assignee(s)                 Address                 No. of Shares





Dated:
      ---------------------------------------


---------------------------------------------
Signature of Registered Holder
---------------------------------------------
Name of Registered Holder (Print)
---------------------------------------------



---------------------------------------------
Address of Registered Holder (Print)